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                                                                    Exhibit 10.1

Form Approved by VP-Law

              THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY
             LEASE OF LAND FOR CONSTRUCTION/REHABILITATION OF TRACK

     THIS LEASE, ("Lease") made as of the 12th day of My, 2003, by and between THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware corporation (hereinafter called "Railroad"), and RED TRAIL ENERGY L.L.C., a(n) a Limited Liability Corporation, formed under the laws of North Dakota, (hereinafter, whether one party or more, called "Industry").

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

LEASE OF PREMISES

1. Railroad hereby leases to Industry, subject to all rights, interests and estates of third parties, and upon the terms and conditions set forth below, the land situated at or near the railway station of Richardton, County of Stark, State of North Dakota, as described or shown on print hereto attached, dated 07/09/04, marked Exhibit "A", and made a part of this Lease ("Premises") for the construction, location and maintenance of trackage as described herein.

PERMITTED USE

2. (a) Industry shall use the Premises exclusively as a site for construction, location, and maintenance of trackage and for no other purpose. Industry shall not use or store hazardous substances, as defined by the Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA") or petroleum or oil as defined by applicable Environmental Laws on the Premises. Industry shall provide all relevant information to Railroad's inquiries regarding the use or condition of the Premises. Railroad may enter the Premises at any time Railroad desires to inspect the Premises.

     (b) Maintenance for the purpose of this Lease includes, but is not limited to, responsibility for providing proper drainage along the relevant portion of the track and for keeping the track free and clear of snow, ice, vegetation, structures, and other obstacles. Maintenance also includes, but is not limited to, responsibility for the maintenance of grade crossing warning devices, stop signs, gates, fences or barriers, roadway construction, track drainage facilities, lighting, track signals and signal maintenance.

TERM

3. Unless earlier terminated as hereinafter provided, this Lease shall be in force for the term of ONE YEAR from its date and shall automatically continue thereafter until terminated

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     by either party giving to the other thirty (30) days written notice of its desire to terminate the same.

RENTAL

4. Industry shall pay to Railroad, prior to the Effective Date of this Lease, a one-time sum of Five Hundred Dollars ($500.00) for the Lease of the Premises.

COMPLIANCE WITH LAWS

5. (a) Industry shall be responsible for obtaining, without expense to Railroad, all necessary real property rights and public authority and permission, including applicable permits, for the maintenance and operation of the Premises provided Industry obtains prior written consent from Railroad.

     (b) Industry has examined the Premises and accepts the condition thereof "AS IS", and shall exercise its rights and fulfill its obligations hereunder in full compliance with all laws, statutes, regulations, ordinances, orders, covenants, restrictions, or decisions of any court of competent jurisdiction ("Legal Requirements") relating to the use of the Premises.

     (c) Prior to entering the Premises, Industry shall and shall cause its contractor to comply with all Railroad's applicable safety rules and regulations. Prior to commencing any work on the Premises, Industry shall complete and shall require its contractor to complete the safety-training program at the Railroad's Internet Website "http://contractororientation.com". This training must be completed no more than one year in advance of Industry's entry on the Premises.

USE AND MAINTENANCE OF PREMISES

6. Railroad may require for safety purposes that Industry, at its sole cost and expense, provide flagmen, lights, traffic control devices, automatic warning devices, or any such safety measure that Railroad deems appropriate in connection with Industry's use of the Premises for the purpose identified in Section 2 above. Industry shall reimburse Railroad within thirty (30) days of receipt of bill rendered therefor for all costs expended by Railroad, including but not limited to the cost of Railroad's Flagman ($500.00 per eight hour day, $95.00 per hour thereafter), in connection with this Section.

7. In the event Industry requires access to and from the Premises by use of Railroad's property adjacent to the Premises, Railroad hereby grants Industry a non-exclusive license and permission to enter upon Railroad's property for such purpose. Railroad shall, at its sole discretion, designate the location or route to be used by Industry. For the purpose of this Lease, the designated access, whether specifically defined or not, is included in the definition of Premises.

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8.   Industry shall notify Railroad's representative Roadmaster Robert Kinzel, at Dickinson, North Dakota telephone (701) 227-7235, five (5) days prior to commencing construction/rehabilitation of the track on the Premises.

9. (a) All alterations, additions, or betterments to the Premises, other than the rails and the ties, shall upon construction, become the sole property of Railroad.

     (b) Industry agrees that Railroad shall not be required to furnish to Industry any water, light, power or any other services in connection with the use of the Premises.

10. Industry shall maintain the Premises in a condition satisfactory to Railroad. Industry shall not cause, permit, commit, or maintain any waste or nuisance in, on or about the Premises.

DEFINITION OF COST AND EXPENSE

11. (a) For the purpose of this Lease, "cost" or "costs" "expense or expenses" includes, but is not limited to, actual labor and material costs including all assignable additives, and material and supply costs at current value where used.

     (b) All invoices are due thirty (30) days after the date of invoice. In the event that Industry shall fail to pay any monies due to Railroad within thirty (30) days after the invoice date, then Industry shall pay interest on such unpaid sum from thirty (30) days after its invoice date to the date of payment by Industry at an annual rate equal to (i) the greater of (a) for the period January 1 through June 30, the prime rate last published in The Wall Street Journal in the preceding December plus two and one-half percent (2 1/2%), and for the period July 1 through December 31, the prime rate last published in The Wall Street Journal in the preceding June plus two and one-half percent (2 1/2%), or (b) twelve percent (12%), or (ii) the maximum rate permitted by law, whichever is less.

RIGHT OF RAILROAD TO USE

12. Railroad excepts and reserves the right, to be exercised by Railroad and any other parties who may obtain written permission or authority from
     Railroad:

     (a) to maintain, renew, use, operate, change, modify and relocate any existing pipe, power, communication lines and appurtenances and other facilities or structures of like character upon, over, under or across the Premises;

     (b) to construct, maintain, renew, use, operate, change, modify and relocate any tracks or additional facilities or structures upon, over, under or across the Premises; or

     (c) to use the Premises in any manner as the Railroad in its sole discretion deems appropriate; provided Railroad uses all commercially reasonably efforts to avoid

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Form Approved by VP-Law

          material interference with the use of the Premises by Industry for the purpose specified in Section 2 above.

CLEARANCES

13. (a) Industry shall not place, permit to be placed, or allow to remain, any permanent or temporary material, structure, pole, or other obstruction within 8 1/2% feet laterally from the center (nine and one-half (9-1/2) feet on either side of the centerline of curved track) or from 24 feet vertically from the top of the rail of Railroad's track ("Minimal Clearances"), provided that if any Legal Requirement requires greater clearances than those provided for in this Section 13, then Industry shall strictly comply with such Legal Requirement However, vertical or lateral clearances, which are less than the Minimal Clearances but are in compliance with Legal Requirements will not be a violation of this Section 13, so long as Industry strictly complies with the terms of any such Legal Requirement.

     (b) Railroad's operation over the track with knowledge of an unauthorized reduced clearance will not be a waiver of the covenants of Industry contained in this Section 13 or of Railroad's right to recover and be indemnified and defended against such damages to property, or injury to or death of persons, that may result therefrom.

     (d) Industry shall not place or allow to be placed any freight car within 250 feet of either side of any at-grade crossings on the Premises.

LIABILITY

14. (a) TO THE FULLEST EXTENT PERMITTED BY LAW, INDUSTRY SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS RAILROAD AND RAILROAD'S AFFILIATED COMPANIES, PARTNERS, SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS (COLLECTIVELY, "INDEMNITEES") FOR, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, FINES, PENALTIES, COSTS, DAMAGES, LOSSES, LIENS, CAUSES OF ACTION, SUITS, DEMANDS, JUDGMENTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS, ATTORNEYS' FEES AND COSTS OF INVESTIGATION, REMOVAL AND REMEDIATION AND GOVERNMENTAL OVERSIGHT COSTS) ENVIRONMENTAL OR OTHERWISE (COLLECTIVELY "LIABILITIES") OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY DIRECTLY OR INDIRECTLY ARISING OUT OF, RESULTING FROM OR RELATED TO (IN WHOLE OR IN PART):

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               (i)  THIS LEASE, INCLUDING, WITHOUT LIMITATION, ITS ENVIRONMENTAL
                    PROVISIONS,

               (ii) ANY RIGHTS OR INTERESTS GRANTED PURSUANT TO THIS LEASE,

               (iii) INDUSTRY'S OCCUPATION AND USE OF THE PREMISES,

               (iv) THE ENVIRONMENTAL CONDITION AND STATUS OF THE PREMISES
                    CAUSED BY, AGGRAVATED BY, OR CONTRIBUTED IN WHOLE OR IN PART, BY INDUSTRY, OR

               (v) ANY ACT OR OMISSION OF INDUSTRY OR INDUSTRY'S OFFICERS, AGENTS, INVITEES, EMPLOYEES, OR CONTRACTORS, OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM, OR ANYONE THEY CONTROL OR EXERCISE CONTROL OVER,

          EVEN IF SUCH LIABILITIES ARISE FROM OR ARE ATTRIBUTED TO, IN WHOLE OR IN PART, ANY NEGLIGENCE OF ANY INDEMNITEE. THE ONLY LIABILITIES WITH RESPECT TO WHICH INDUSTRY'S OBLIGATION TO INDEMNIFY THE INDEMNITEES DOES NOT APPLY ARE LIABILITIES TO THE EXTENT PROXIMATELY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNITEE.

     (B) FURTHER, NOTWITHSTANDING THE LIMITATION IN SECTION 14(A), INDUSTRY SHALL NOW AND FOREVER WAIVE ANY AND ALL CLAIMS, REGARDLESS WHETHER BASED ON THE STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, THAT RAILROAD IS AN "OWNER", "OPERATOR", "ARRANGER", OR "TRANSPORTER" OF THE PREMISES FOR PURPOSES OF CERCLA OR OTHER ENVIRONMENTAL LAWS. INDUSTRY WILL INDEMNIFY, DEFEND AND HOLD THE INDEMNITEES HARMLESS FROM ANY AND ALL SUCH CLAIMS REGARDLESS OF THE NEGLIGENCE OF THE INDEMNITEES. INDUSTRY FURTHER AGREES THAT THE USE OF THE PREMISES AS CONTEMPLATED BY THIS LEASE SHALL NOT IN ANY WAY SUBJECT RAILROAD TO CLAIMS THAT RAILROAD IS OTHER THAN A COMMON CARRIER FOR PURPOSES OF ENVIRONMENTAL LAWS AND EXPRESSLY AGREES TO INDEMNIFY, DEFEND, AND HOLD THE INDEMNITEES HARMLESS FOR ANY AND ALL SUCH CLAIMS. IN NO EVENT SHALL RAILROAD BE RESPONSIBLE FOR THE ENVIRONMENTAL CONDITION OF THE PREMISES.

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     (C)  INDUSTRY FURTHER AGREES, REGARDLESS OF ANY NEGLIGENCE OR ALLEGED
          NEGLIGENCE OF ANY INDEMNITEE, TO INDEMNIFY, AND HOLD HARMLESS THE INDEMNITEES AGAINST AND ASSUME THE DEFENSE OF ANY LIABILITIES ASSERTED AGAINST OR SUFFERED BY ANY INDEMNITEE UNDER OR RELATED TO THE FEDERAL EMPLOYERS' LIABILITY ACT ("FELA") WHENEVER EMPLOYEES OF INDUSTRY OR ANY OF ITS AGENTS, INVITEES, CONTRACTORS CLAIM OR ALLEGE THAT THEY ARE EMPLOYEES OF ANY INDEMNITEE OR OTHERWISE. THIS INDEMNITY SHALL ALSO EXTEND, ON THE SAME BASIS, TO FELA CLAIMS BASED ON ACTUAL OR ALLEGED VIOLATIONS OF ANY FEDERAL, STATE OR LOCAL LAWS OR REGULATIONS, INCLUDING BUT NOT LIMITED TO THE SAFETY APPLIANCE ACT, THE BOILER INSPECTION ACT, THE OCCUPATIONAL HEALTH AND SAFETY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, AND ANY SIMILAR STATE OR FEDERAL STATUTE.

     (D) Upon written notice from Railroad, Industry agrees to assume the defense of any lawsuit or other proceeding brought against any Indemnitee by any entity, relating to any matter covered by this Lease for which Industry has an obligation to assume liability for and/or save and hold harmless any Indemnitee. Industry shall pay all costs incident to such defense, including, but not limited to, attorneys' fees, investigators' fees, litigation and appeal expenses, settlement payments, and amounts paid in satisfaction of judgments.

PERSONAL PROPERTY WAIVER

15. ALL PERSONAL PROPERTY, INCLUDING, BUT NOT LIMITED TO, FIXTURES, EQUIPMENT, OR RELATED MATERIALS UPON THE PREMISES WILL BE AT THE RISK OF INDUSTRY ONLY, AND NO INDEMNITEE WILL BE LIABLE FOR ANY DAMAGE THERETO OR THEFT THEREOF, WHETHER OR NOT DUE IN WHOLE OR IN PART TO THE NEGLIGENCE OF ANY INDEMNITEE.

INSURANCE

16. Industry shall, at its sole cost and expense, procure and maintain during the life of this Agreement, except as stated in subsection D below, the following insurance coverage:

     A. Commercial General Liability Insurance. This insurance shall contain broad form contractual liability with a combined single limit of a minimum of $5,000,000 each occurrence and an aggregate limit of at least $ 10,000,000. Coverage must be purchased on a post 1998 ISO occurrence or equivalent and include coverage for, but not limited to, the following:

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          -    Bodily Injury and Property Damage

          -    Personal Injury and Advertising Injury

          -    Fire legal liability

          -    Products and completed operations

     This policy shall also contain the following endorsements, which shall be indicated on the certificate of insurance:

          - It is agreed that any workers' compensation exclusion does not apply to Railroad's payments related to the Federal Employers Liability Act or a Railroad Wage Continuation Program or similar programs and any payments made are deemed not to be either payments made or obligations assumed under any Workers Compensation, disability benefits, or unemployment compensation law or similar law.

          - The definition of insured contract shall be amended to remove any exclusion or other limitation for any work being done within 50 feet of railroad property.

          - Any exclusions related to the explosion, collapse and underground hazards shall be removed.

     No other endorsements limiting coverage may be included on the policy with regard to the work being performed under this agreement.

     B. Business Automobile Insurance. This insurance shall contain a combined single limit of at least $1,000,000 per occurrence, and include coverage for, but not limited to the following:

          -    Bodily injury and property damage

          -    Any and all vehicles owned, used or hired

     C. Workers Compensation and Employers Liability insurance including coverage for, but not limited to:

          - Industry's statutory liability under the worker's compensation laws of the state(s) in which the work is to be performed. If optional under State law, the insurance must cover all employees anyway.

          - Employers' Liability (Part B) with limits of at least $500,000 each accident, $500,000 by disease policy limit, $500,000 by disease each employee.

          - All such coverage shall include coverage for the Federal Employers Liability Act and include an alternate employer endorsement naming Railroad as the alternate employer with coverage for the Federal Employers Liability Act. The term Alternate Employer as used herein and above is being used solely as an insurance term of art. By Industry's actions of obtaining insurance coverage as set forth above Industry is in no way intending or evidencing an alternate or dual employment relationship with Railroad. The parties agree: (1) Railroad has no right to direct or control Industry's employees with respect to the physical conduct or the performance of services; (2) Railroad does not supervise, nor does it have the right to supervise, details of Industry's employees' work or the manner in which such work is accomplished; (3)

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               Railroad retains no control over the details of the Industry's employees' work; and (4) Railroad has no right to select, hire, train or fire Industry's employees.

     D. Industry shall, at its sole cost and expense, procure prior to commencing and maintain during the entire period of any construction or maintenance on the Track the following insurance coverage:

          Railroad Protective Liability insurance naming only the Railroad as the Insured with coverage of at least $5,000,000 per occurrence and $10,000,000 in the aggregate. The policy shall be issued on a standard ISO form CG 00 35 10 93 and include the following:

          - Endorsed to include the Pollution Exclusion Amendment (ISO form CG 28 31 10 93)

          -    Endorsed to include the Limited Seepage and Pollution
               Endorsement.

          -    Endorsed to include Evacuation Expense Coverage Endorsement.

          -    No other endorsements restricting coverage may be added.

          - The original policy must be provided to the Railroad prior to performing any work or services under this Agreement

     In lieu of providing a Railroad Protective Liability Policy, Industry may participate in Railroad's Blanket Railroad Protective Liability Insurance Policy available to Industry or its contractor. The limits of coverage are the same as above. The cost is $_______.00.

          - I ELECT to participate in Railroad's Blanket Policy for activities commencing as of the date hereof (if any);

          - I elect NOT to participate in Railroad's Blanket Policy for activities commencing as of the date hereof (if any).

Other Requirements:

Where allowable by law, all policies (applying to coverage listed above) shall contain no exclusion for punitive damages and certificates of insurance shall reflect that no exclusion exists.

     Industry agrees to waive its right of recovery against Railroad for all claims and suits against Railroad. In addition, its insurers, through policy endorsement, waive their right of subrogation against Railroad for all claims and suits. The certificate of insurance must reflect waiver of subrogation endorsement. Industry further waives its right of recovery, and its insurers also waive their right of subrogation against Railroad for loss of its owned or leased property or property under its care, custody or control.

     Industry's insurance policies through policy endorsement must include wording, which states that the policy shall be primary and non-contributing with respect to any insurance carried by Railroad. The certificate of insurance must reflect that the above wording is included in evidenced policies.

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     All policy(ies) required above (excluding Workers Compensation and if applicable, Railroad Protective) shall include a severability of interest endorsement and shall name Railroad and Staubach Global Services - RR, Inc. as an additional insured with respect to work performed under this agreement. Severability of interest and naming Railroad and Staubach Global Services - RR, Inc. as additional insureds shall be indicated on the certificate of insurance.

     If Industry elects to include any deductible, self-insured retention or other financial responsibility for claims, Industry shall itself directly cover, in lieu of insurance, any and all Railroad's liabilities that would otherwise, in accordance with the provisions of this License, be covered by Industry's insurance as if Industry elected not to include a deductible, self-insured retention or other financial responsibility for claims.

     Prior to commencing the Work, Industry shall furnish to Railroad an acceptable certificate(s) of insurance including an original signature of the authorized representative evidencing the required coverage, endorsements, and amendments and referencing the contract audit/folder number if available. The policy(ies) shall contain a provision that obligates the insurance company(ies) issuing such policy(ies) to notify Railroad in writing at least 30 days prior to any cancellation, non-renewal, substitution or material alteration. This cancellation provision shall be indicated on the certificate of insurance. In the event of a claim or lawsuit involving Railroad arising out of this agreement, Industry will make available any required policy covering such claim or lawsuit.

     Any insurance policy shall be written by a reputable insurance company acceptable to Railroad or with a current Best's Guide Rating of A- and Class VII or better, and authorized to do business in the state(s) in which the service is to be provide.

     Industry represents that this License been thoroughly reviewed by Industry's insurance agent(s)/broker(s), who have been instructed by Industry to procure the insurance coverage required by this Agreement. Allocated Loss Expense shall be in addition to all policy limits for coverages referenced above.

     Not more frequently than once every five years, Railroad may reasonably modify the required insurance coverage to reflect then-current risk management practices in the railroad industry and underwriting practices in the insurance industry.

     If any portion of the operation is to be subcontracted by Industry, Industry shall require that the subcontractor shall provide and maintain insurance coverages as set forth herein, naming Railroad as an additional insured, and shall require that the subcontractor shall release, defend and indemnify Railroad to the same extent and under the same terms and conditions as Industry is required to release, defend and indemnify Railroad herein.

     Failure to provide evidence as required by this section shall entitle, but not require, Railroad to terminate this Agreement immediately. Acceptance of a certificate that does

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     not comply with this section shall not operate as a waiver of Industry's obligations hereunder.

     The fact that insurance (including, without limitation, self-insurance) is obtained by Industry shall not be deemed to release or diminish the liability of Industry including, without limitation, liability under the indemnity provisions of this License. Damages recoverable by Railroad shall not be limited by the amount of the required insurance coverage.

For purposes of this section, Railroad shall mean "Burlington Northern Santa Fe Corporation", "The Burlington Northern and Santa Fe Railway Company" and the subsidiaries, successors, assigns, and affiliates of each.

ENVIRONMENTAL

17. (a) Industry shall strictly comply with all federal, state and local environmental laws and regulations in its use of the Premises, including, but not limited to, the Resource Conservation and Recovery Act, as amended (RCRA), the Clean Water Act, the Oil Pollution Act, the Hazardous Materials Transportation Act, CERCLA (collectively referred to as the "Environmental Laws"). Industry shall not maintain a treatment, storage, transfer or disposal facility, or underground storage tank, as defined by Environmental Laws on the Premises. Industry shall not release or suffer the release of oil or hazardous substances, as defined by Environmental Laws on or about the Premises.

     (b) Industry shall give Railroad immediate notice to Railroad's Resource Operations Center at (800) 832-5452 of any release of hazardous substances on or from the Premises, violation of Environmental Laws, or inspection or inquiry by governmental authorities charged with enforcing Environmental Laws with respect to Industry's use of the Premises. Industry shall use the best efforts to promptly respond to any release on or from the Premises. Industry also shall give Railroad immediate notice of all measures undertaken on behalf of Industry to investigate, remediate, respond to or otherwise cure such release or violation.

     (c) In the event that Railroad has notice from Industry or otherwise of a release or violation of Environmental Laws on the Premises which occurred or may occur during the term of this Lease, Railroad may require Industry, at Industry's sole risk and expense, to take timely measures to investigate, remediate, respond to or otherwise cure such release or violation affecting the Premises or Railroad's right-of-way.

     (d) Industry shall promptly report to Railroad in writing any conditions or activities upon the Premises which create a risk of harm to persons, property or the environment and shall take whatever action is necessary to prevent injury to persons or property arising out of such conditions or activities; provided, however,

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          that Industry's reporting to Railroad shall not relieve Industry of any obligation whatsoever imposed on it by this Lease. Industry shall promptly respond to Railroad's request for information regarding said conditions or activities.

     (e) Railroad may at its option prior to cancellation of this Lease, require Industry to conduct an environmental audit of said Premises, at Industry's sole cost and expense, to determine if any environmental damage to said Premises has occurred during Industry's occupancy thereof. The audit shall be conducted to Railroad's satisfaction and a copy of the audit report shall promptly be provided to Railroad for its review. Industry shall pay all expenses for any remedial action that may be required as a result of said audit to correct any environmental damage, and all necessary work shall be performed by Industry prior to cancellation of this Lease.

ALTERATIONS

18. Industry may not make any alterations of the Premises or permanently affix anything to the Premises or any buildings or other structures adjacent to the Premises without Railroad's prior written consent.

NO WARRANTIES

19. RAILROAD'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE EXPRESSLY STATED IN THIS LEASE AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR IMPLIED WARRANTIES, NOW OR IN THE FUTURE. NO REPRESENTATIONS OR WARRANTEES HAVE BEEN MADE BY RAILROAD OTHER THAN THOSE CONTAINED IN THIS LEASE. INDUSTRY HEREBY WAIVES ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES WHICH MAY EXIST BY OPERATION OF LAW OR IN EQUITY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, HABITABELITY OR FITNESS FOR A PARTICULAR PURPOSE.

QUIET ENJOYMENT

20. RAILROAD DOES NOT WARRANT ITS TITLE TO THE PROPERTY NOR UNDERTAKE TO DEFEND INDUSTRY IN THE PEACEABLE POSSESSION OR USE THEREOF. NO COVENANT OF QUIET ENJOYMENT IS MADE.

DEFAULT

21. (a) If Industry creates or maintains any condition, including without limitation, any environmental condition, on or about the Premises, which in Railroad's sole judgment interferes with or endangers the operations of Railroad, or in case of any assignment or transfer of this Lease by operation of law, Railroad may, at its

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          option, terminate this Lease by serving five (5) days' notice in writing upon Industry.

     (b) Except as otherwise set forth in subparagraph (a) above, if Industry defaults on any of the covenants or agreements of Industry contained in this document, for a period of thirty (30) days following written notice of such default by Railroad, Railroad may, at its option, terminate this Lease on five (5) days' notice in writing to Industry.

     Any waiver by Railroad of any default or defaults shall not constitute a waiver of the right to terminate this Lease for any subsequent default or defaults, nor shall any such waiver in any way affect Railroad's ability to enforce any Section of this Lease. The remedy set forth in this Section 21 shall be in addition to, and not in limitation of, any other remedies that Railroad may have at law or in equity.

LIENS

22. Industry shall promptly pay and discharge any and all liens arising out of any construction, alterations or repairs done, suffered or permitted to be done by Industry on Premises. Railroad is hereby authorized to post any notices or take any other action upon or with respect to Premises that is or may be permitted by law to prevent the attachment of any such liens to Premises; provided, however, that failure of Railroad to take any such action shall not relieve Industry of any obligation or liability under this
     Section 22 or any other Section of this Lease.

TERMINATION

23. This Lease may be terminated by either party, at any time, by serving thirty (30) days' written notice of termination upon the other party. Upon expiration of the time specified in such notice, this Lease and all rights of Industry shall absolutely cease.

24. If Industry fails to surrender to Railroad the Premises, upon any termination of this Lease, all liabilities and obligations of Industry hereunder shall continue in effect until the Premises are surrendered. Termination shall not release Industry from any liability or obligation, whether of indemnity or otherwise, resulting from any events happening prior to the date of termination.

ASSIGNMENT/SUBLETTING

25. Neither Industry, nor the heirs, legal representatives, successors or assigns of Industry, nor any subsequent assignee, shall sublease the Premises nor assign or transfer this Lease or any interest herein, without the prior written consent and approval of Railroad, which may be withheld in Railroad's sole discretion.

Form Approved by VP-Law

NOTICES

26. Any notice required or permitted to be given hereunder by one party to the other shall be in writing and the same shall be given and shall be deemed to have been served and given if (i) placed in the United States mail, certified, return receipt requested, or (ii) deposited into the custody of a nationally recognized overnight delivery service, addressed to the party to be notified at the address for such party specified below, or to such other address as the party to be notified may designate by giving the other party no less than thirty (30) days' advance written notice of such change in address.

     If to Railroad:   Staubach Global Services - RR, Inc.
                       3017 Lou Menk Drive, Suite 100
                       Ft. Worth, TX 76131
                       Attn: Track Agreements

     If to Industry:   Red Trail Energy L.L.C.
                       37th Street East
                       Richardton, North Dakota 58652

SURVIVAL

27. Neither termination nor expiration will release either party from any liability or obligation under this Lease, whether of indemnity or otherwise, resulting from any acts, omissions or events happening prior to the date of termination or expiration, or, if later, the date when the right-of-way is restored to its condition as of the Effective Date.

RECORDATION

28. It is understood and agreed that this Lease shall not be placed on public record.

APPLICABLE LAW

29. All questions concerning the interpretation or application of provisions of this Lease shall be decided according to the laws of the State of North Dakota.

SEVERABILITY

30. To the maximum extent possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by, or held to be invalid under, applicable law, such provision shall be ineffective solely to the extent of such prohibition or invalidity, and this shall not invalidate the remainder of such provision or any other provision of this Lease.

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                                   [DIAGRAM]

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                                   [DIAGRAM]

Form Approved by VP-Law

INTEGRATION

31. This Lease is the full and complete agreement between Railroad and Industry with respect to all matters relating to lease of the Premises, and supersedes any and all other agreements between the parties hereto relating to lease of the Premises. However, nothing herein is intended to terminate any surviving obligation of Industry or Industry's obligation to defend and hold Railroad harmless in any prior written agreement between the parties.

MISCELLANEOUS

32. In the event that the Industry consists of two of more parties, all covenants and agreements of Industry herein contained shall be the joint and several covenants and agreements of such parties.

33. The waiver by Railroad of the breach of any provision herein by Industry shall in no way impair the right of Railroad to enforce that provision for any subsequent breach thereof.

IN WITNESS WHEREOF, this Lease has been duly executed, in duplicate, by the parties hereto as of the day and year first above written.

                                        THE BURLINGTON NORTHERN AND SANTA
                                        FE RAILWAY COMPANY


                                        By: /s/ Stephen M. Kuzma
                                            ------------------------------------
                                            Stephen M. Kuzma
                                            Manager - Land Revenue Management


                                        RED TRAIL ENERGY L.L.C.
                                           P.O. Box 11
                                           Richardton, North Dakota 58652


                                        By: /s/ Ambrose R. Hoff
                                            ------------------------------------
                                        Title: Red Trail Energy, President
                                               Ambrose R. Hoff